UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 27, 2024

Date of Report (Date of earliest event reported)

THE MACREPORT.NET, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-33421	11-3584538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1603 Capitol Ave., Suite 310 A278 Cheyenne, WY	82001
(Address of principal executive offices)	(Zip Code)

(315) 567-6946

Registrant’s telephone number, including area code.

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

This Form 8-K has been filed by registrant to satisfy obligations pursuant to Rule 425 under the Securities Act, regarding written communications related to business combination transactions and pursuant to Rules 14a-12(b) or Rule 14d-2(b) under the Exchange Act, relating to registration's plans to offer the sale of securities. No prospectus or sale of securities shall be offered by registrant prior to a complete S-1 filing subject to review and approval by the SEC.

SUMMARY

This filing does not contain all the information that you should consider before deciding whether to invest in the Company’s securities. You should carefully read the entire filing, including the risks associated with an investment in the Company’s securities discussed in the “Risk Factors” section of this filing.

The MacReport.net, Inc., (“MacReport,” “we,” “us,” “our,” the “Company”) is a Wyoming corporation originally formed in Delaware, in December 2000 with subsidiaries created for the purpose of developing, building out and commercializing a digital asset exchange.

In July 2019, the SEC and FINRA issued a Joint Staff Statement on Broker-Dealer Custody of Digital Asset Securities (the “Joint Statement”) identifying issues relating to broker-dealer compliance with custody and control, record keeping and financial reporting rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to SST crypto securities. To address the issues raised in the Joint Statement, we are reviewing an opportunity to enter into a non-binding letter of intent with Requisitioned, LLC (“Requisitioned”), setting forth the terms pursuant to which our subsidiary will acquire a 9.9% stake in Requisitioned, LLC in a tax-deferred transaction, to secure a version of Requisitioned's trading software, to develop and maintain infrastructure that meets broker-dealer recordkeeping requirements (Exchange Act Rule 17(a)(3)) and financial reporting obligations (Exchange Act Rule 17(a)(4)) with respect to transactions in SST crypto-securities, and to establish electronic custodial systems for safekeeping of customers’ SST crypto-securities in compliance with the SEC’s customer protection rule (Exchange Act Rule 15c3-3)).

2

Our Plans

We have not commenced operations. To date, our activities have been devoted to negotiating the acquisition of technology and recruiting the team members to develop the technology and infrastructure necessary to launch our macXcoin digital asset exchange. It is possible that we may not raise sufficient capital to fund our development efforts and launch said digital asset exchange.

We plan to offer spot trade of digital assets in dollar-denominated currency. We will not offer futures or other derivatives to hedge against price change or other volatility indicators.

We plan to focus primarily on the trading of digital assets that have already been declared non securities by the SEC. Future listing of additional digital assets will be subject to review and approval by the SEC.

We plan to submit the following digital assets for the initial review of their status as non-securities by the SEC:

• Bitcoin

• Bitcoin Cash

• Bitcoin Gold

• Litecoin

• Dogecoin

• Dash

• Peercoin

We will not be engaging in the development of proprietary blockchain technologies. We will not be creating our own token or macXcoin-branded digital asset.

We will not be trading stablecoins.

Additional Plans

We plan to create a mechanism which will provide for compliant clearing, settlement, custody and control of SST crypto-securities that addresses the issues raised by the Joint Statement with software to be developed to comply with the custody and control requirements of Exchange Act Rule 15c3-3(c)(7). We plan to either enter into a clearing arrangement with a capable clearing firm or form a new subsidiary to become a clearing broker dealer filing the necessary new member application for a new digital clearing firm with FINRA. We plan to construct the necessary infrastructure to meet broker-dealer recordkeeping obligations under Exchange Act Rule 17(a)(3) and related rules and regulations.

There is no assurance that we will be able to secure the necessary approvals by SEC and FINRA to execute these plans.

3

FORWARD LOOKING STATEMENTS

Some of the statements in this filing constitute forward-looking statements. These statements relate to future events or our future financial performance, plans and objectives. In some cases, you can identify forward-looking statements by terminology such as “proposed,” “yet,” “assuming,” “may,” “should,” “expect,” “intend,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “will,” and similar words or phrases or the negative or other variations thereof or comparable terminology. All forward-looking statements are predictions or projections and involve known and unknown risks, estimates, assumptions, uncertainties and other factors that may cause our actual transactions, results, performance, achievements and outcomes to differ adversely from those expressed or implied by such forward-looking statements.

You should not place undue reliance on forward-looking statements. The cautionary statements set forth in this filing, including in “Risk Factors” and elsewhere, identify important factors that you should consider in evaluating the Company’s forward-looking statements. These factors include, among other things:

• The lack of any existing regulated digital asset marketplace;

• Our ability to implement our proposed macXcoin business plan;

• Our ability to fund, design and develop a digital asset exchange;

• Our ability to secure federal and regulatory approval;

• Market reception to a digital asset exchange

• Adverse local, national and global economic and business conditions

• Uncertainty of cash flows or lack thereof;

• Uncertainty of operating performance;

• Uncertainty of financing activities;

• General market conditions affecting digital assets;

• Industry developments affecting our business, financial condition and results of operations;

• Competition from other digital asset exchanges;

• Changes to federal and state laws;

• Changes to interpretation by regulatory agencies, such as the SEC and FINRA;

• Know Your Customer guidelines and foreign account bans; and

• Cybersecurity breaches or attacks.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee future plans, transactions, results, performance, achievements or outcomes. No assurance can be made to any investor by anyone that the expectations reflected in our forward-looking statements will be attained or that deviations from them will not be material and adverse. We undertake no obligation, other than as may be required by law, to re-issue this filing or otherwise make public statements to update its forward-looking statements beyond the date of this filing.

4

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACREPORT.NET, INC.

DATE: March 27, 2024	By:	/s/ V. William Lucchetti, Jr.
V. William Lucchetti, Jr.
Chairman, Chief Executive Officer and President (Principal Executive Officer and Principal Accounting and Financial Officer)

6